SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 10, 2002 (Date of earliest event reported)

D E E R E & C O M P A N Y
(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)

1-4121 (Commission File Number)

36-2382580 (IRS Employer Identification No.)

One John Deere Place Moline, Illinois 61265 (Address of principal executive offices and zip code)

(309)765-8000 (Registrant's telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report.)

Item 9.	Regulation FD Disclosure

     The following consists of Deere & Company's press release dated September 10, 2002 concerning the CEO and CFO certification of the company's financial statements. The supplemental information is enclosed and filed as the following Exhibits:

	Exhibit 99.1	Press Release
	Exhibit 99.2	Statement Under Oath of Principal Executive Officer
	Exhibit 99.3	Statement Under Oath of Principal Financial Officer

EXHIBIT 99.1

Deere & Company One John Deere Place Moline, IL 61265 USA Phone: 309-765-8000 www.deere.com
FOR IMMEDIATE RELEASE: September 10, 2002

Contact: Ken Golden Manager, Public Relations 309-765-5678

Deere & Company CEO and CFO certify financial statements

     MOLINE, Illinois (September 10, 2002) -- Deere & Company today announced that Chief Executive Officer Robert W. Lane and Chief Financial Officer Nathan J. Jones have signed and filed statements with the U.S. Securities and Exchange Commission (SEC) certifying the accuracy of Deere & Company filings made with the SEC since December 21, 2001.

     The certification of previously filed reports by Deere & Company is being completed ahead of the September 16, 2002 deadline established for the company by the SEC. In June, all public companies with annual revenues in excess of $1.2 billion were ordered by the SEC to certify their financial reports. Subsequently, the Sarbanes-Oxley Act of 2002 required additional certifications.

     "John Deere has a long tradition of integrity and this permeates all that we do," said Lane, Deere's chairman and chief executive officer. "In signing these statements, we are assuring shareholders, customers, employees, suppliers and the general public that our financial reports are accurate. In doing so, we hope to help enhance the public's confidence in publicly owned corporations."

     The statements filed by Deere certify the 2001 Deere & Company annual report filed on Form 10-K; the company's quarterly financial reports on Form 10-Q; all current reports subsequently filed on Form 8-K; and the company's proxy statement for its most recent annual meeting of shareholders. In signing the statements filed with the SEC, the Deere executives certified that the financial reports did not omit any material information and did not include any material misstatements.

     In addition, Lane and Jones signed and filed certificates related to the third quarter 10-Qs of both Deere & Company and John Deere Capital Corporation. These certifications are required by the Sarbanes-Oxley Act of 2002 and include specific representations as to the companies' disclosure controls and internal controls. Deere filed the certification of disclosure controls and internal controls in advance of the deadlines established under the law.

     As the world's leading producer of equipment for agriculture and forestry, Deere & Company (NYSE: DE) creates smart and innovative solutions, in the form of advanced machines, services and concepts, for customers on the farmsite, worksite and homesite worldwide.

EXHIBIT 99.2

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS
I, Robert W. Lane, state and attest that:
(1)	To the best of my knowledge, based upon a review of the covered reports of Deere & Company, and, except as corrected or supplemented in a subsequent covered report:
●

no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

●

no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company's audit committee.
(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
	●	Annual Report on Form 10-K for the fiscal year ended October 31, 2001 of Deere & Company;
	●	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Deere & Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and
	●	any amendments to any of the foregoing.

/s/ Robert W. Lane

Robert W. Lane
Date:	September 10, 2002

Subscribed and sworn to
before me this:	10th	day of: September 2002
/s/ Sandra J. Paskvan
Notary Public
My Commission Expires: 3-22-03

EXHIBIT 99.3

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS
I, Nathan J. Jones, state and attest that:
(1)	To the best of my knowledge, based upon a review of the covered reports of Deere & Company, and, except as corrected or supplemented in a subsequent covered report:
●

no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

●

no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company's audit committee.
(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
	●	Annual Report on Form 10-K for the fiscal year ended October 31, 2001 of Deere & Company;
	●	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Deere & Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and
	●	any amendments to any of the foregoing.

/s/ Nathan J. Jones

Nathan J. Jones
Date:	September 10, 2002

Subscribed and sworn to
before me this:	10th	day of: September 2002
/s/ Sandra J. Paskvan
Notary Public
My Commission Expires: 3-22-03

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ JAMES H. BECHT James H. Becht Secretary

Dated: September 10, 2002